COMMITMENTS AND CONTINGENCIES	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 7 – COMMITMENTS AND CONTINGENCIES

On March 16, 2016, Dr. Craig Dionne provided us his notice of termination as the company’s Chief Executive Officer and Chief Financial Officer. Dr. Dionne’s notice of termination alleges that such termination was for “Good Reason” as a result of a purported material change in his authority, functions, duties and responsibilities as chief executive officer. In the event that termination was for “Good Reason”, Dr. Dionne would be entitled to certain severance payments as well as other benefits. His notice of termination, in addition to requesting such severance, also requests the payment of Dr. Dionne’s annual and long term bonus for 2014 and 2015. On April 11, 2016, we received a letter from Dr. Dionne demanding approximately $2.3 million as a result of the foregoing.

The Company vigorously disputes that the termination of his employment was for “Good Reason,” as that term is defined in his employment agreement and under applicable law. This matter is at the early stages. While no litigation is pending at this time, there can be no assurance that this matter will be resolved in such a manner as to avoid litigation. Accordingly, the Company is unable at this time to predict the outcome of this matter, and any views formed as to the viability of these claims or the costs to the Company which could result from these claims may change from time to time as the matter proceeds through its course.

NOTE 9 — COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its corporate offices under an operating lease that expires on October 14, 2018.  Rent expense for office space amounted to approximately $57,000 and $56,000 for the years ended December 31, 2015 and 2014, respectively. The following table summarizes future minimum lease payments as of December 31, 2015 (in thousands):

2016	$58
2017	60
2018	48
Thereafter	—
Total minimum lease payments	$166

Employment Agreements

We employed our Chief Executive Officer and employ our Chief Operating Officer (who is also our principal executive and accounting officer) pursuant to written employment agreements. On March 16, 2016, Dr. Craig Dionne provided us his notice of termination as the company’s Chief Executive Officer and Chief Financial Officer (See Legal Matters below). The employment agreements contain severance provisions and indemnification clauses. The indemnification agreement provides for the indemnification and defense of the executive officers, in the event of litigation, to the fullest extent permitted by law. As part of the agreements, the executives potentially shall be entitled to the following (in thousands):

	Chief Executive	Chief Operating
	Officer	Officer
Terminated without cause	$1,798	$971
Terminated, change of control without good reason	1,798	—
Terminated for cause, death, disability and by executive without good reason	381	325

Legal Matters

On March 16, 2016, Dr. Craig Dionne provided us his notice of termination as the company’s Chief Executive Officer and Chief Financial Officer. Dr. Dionne’s notice of termination states that such termination was for “Good Reason” as a result of a material change in his authority, functions, duties and responsibilities as chief executive officer. In the event that termination was for “Good Reason”, Dr. Dionne would be entitled to certain severance payments as well as other benefits. The notice of termination, in additional to requesting such severance, also requests the payment of Dr. Dionne’s annual and long term bonus for 2014 and 2015. While the Company disputes that the termination was for “Good Reason,” as well as the amount of the bonuses due Dr. Dionne, if any, at this time the Company is unable to predict the financial outcome of this matter, and any views formed as to the viability of these claims or the financial liability which could result may change from time to time as the matter proceeds through its course. The Company is uncertain whether any litigation may result from the foregoing and the outcome of any such litigation is uncertain.

On July 16, 2015, the U.S. Court of Appeals for the Federal Circuit entered judgment in GenSpera, Inc. v. Annastasiah Mudiwa Mhaka in favor of GenSpera. In a per curiam order without an opinion, the Federal Circuit affirmed the decision of the U.S. District Court for the District of Maryland granting summary judgment in GenSpera's favor in two consolidated cases relating to the inventorship of two patents owned by GenSpera. The district court had issued a declaratory judgment that Dr. Annastasiah Mhaka should not be added as an inventor to the two patents at issue, and had also granted summary judgment with respect to state law tort claims brought by Dr. Mhaka against the company and two of its founders, Dr. John Isaacs and Dr. Sam Denmeade. The U.S. Court of Appeals for the Fourth Circuit previously dismissed another appeal brought by Dr. Mhaka from the same district court judgments.